                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):     Commission File Number:
July 17, 1996                                                      0-20707



                      COLONIAL REALTY LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)



        Delaware                                             63-1098468
 (State or other jurisdiction                              (IRS Employer
      of incorporation)                                Identification Number)



 2101 Sixth Avenue North
        Suite 750
  Birmingham, Alabama                                           35202
(Address of principal executive offices)                     (Zip Code)


              Registrant's telephone number, including area code:
                                 (205) 250-8700


                                Not applicable
         (Former name or former address, if changed since last report)

                      COLONIAL REALTY LIMITED PARTNERSHIP

Item 5  -  Other Events

Attached as Exhibits to this form are the documents listed below:


     Exhibit                  Document
     -------                  --------

       A Underwriting Agreement dated July 17, 1996, by and among Colonial Realty Limited Partnership,
                              Colonial Properties Holding Company, Inc., Lehman
                              Brothers, Inc., Merrill Lynch, Pierce, Fenner &
                              Smith Incorporated and Dean Witter Reynolds, Inc.

       B Form of Officers' Certificate evidencing the terms of the 7.50% Senior Notes due 2001 to be provided to Bankers Trust Company (the "Trustee") pursuant to Section 301 of the Indenture dated July 22,
                              1996 between Colonial Realty Limited Partnership and Bankers Trust Company (the "Indenture"), with the attached form of Note.

       C Form of Officers' Certificate evidencing the terms of the 8.05% Senior Notes due 2006 to be provided to the Trustee pursuant to Section 301 of the Indenture, with the attached form of Note.

       D Form of Indenture dated as of July 22, 1996, by and between Colonial Realty Limited
                              Partnership and Bankers Trust Company.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COLONIAL REALTY LIMITED
                                         PARTNERSHIP

                                         By:  Colonial Properties Holding
                                              Company, Inc., its general partner


Date: July 19, 1996                      By:  /s/ Douglas B. Nunnelley
                                              Douglas B. Nunnelley,
                                              Senior Vice President and Chief
                                              Financial Officer

                                 EXHIBIT INDEX
                                 -------------


     Exhibit          Description
     -------          -----------

       A              Underwriting Agreement dated July 17,
                      1996, by and among Colonial Realty
                      Limited Partnership, Colonial Properties
                      Holding Company, Inc., Lehman Brothers,
                      Inc., Merrill Lynch, Pierce, Fenner & Smith
                      Incorporated and Dean Witter Reynolds,
                      Inc

       B Form of Officers' Certificate evidencing the terms of the 7.50% Senior Notes due 2001 to be provided to the Trustee pursuant to Section
                      301 of the Indenture, with the attached
                      form of Note

       C Form of Officers' Certificate evidencing the terms of the 8.05% Senior Notes due 2006 to be provided to the Trustee pursuant to Section
                      301 of the Indenture, with the attached
                      form of Note

       D Form of Indenture dated as of July 22, 1996, by and between Colonial Realty Limited Partnership and
                      Bankers Trust Company
